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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 17, 1997
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                               STERIS Corporation
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               (Exact Name of Registrant as Specified in Charter)


             Ohio                     0-20165              34-1482024
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(State or Other Jurisdiction        (Commission          (IRS Employer
      of Incorporation)             File Number)       Identification No.)



                 5960 Heisley Road, Mentor, Ohio           44060
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            (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code: (440) 354-2600
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        Former Name or Former Address, if Changed Since Last Report: N/A
                                                                     ---



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a)-(b) On September 17, 1997, STERIS Corporation ("STERIS") purchased shares representing approximately 96% of the outstanding capital stock of Isomedix, Inc., a Delaware corporation ("Isomedix"), through STERIS's newly incorporated and wholly owned subsidiary, STERIS Acquisition Corporation, pursuant to a tender offer for all of the outstanding shares of common stock of Isomedix. On the same day, STERIS completed the acquisition of Isomedix through the merger of STERIS Acquisition Corporation with and into Isomedix in accordance with the "short form" merger provisions of Delaware law. At the effective time of the merger, STERIS became the owner of 100% of the outstanding capital stock of Isomedix.

     As a result of arms-length negotiations between STERIS and Isomedix, the shareholders of Isomedix received $20.50 for each share of Isomedix common stock tendered in response to the tender offer or exchanged pursuant to the merger for a total consideration aid to shareholders of Isomedix of approximately $134 million, part of which was paid from available cash on hand and part of which was paid from a draw on STERIS's pre-existing line of credit under a Credit Agreement, dated May 13, 1996, as amended, among STERIS, various financial institutions, and KeyBank National Association, as Agent.

         Isomedix is the leading North American provider of contract sterilization and microbial reduction services for manufacturers and producers of medical and non-medical products. Isomedix provides these services through a network of gamma radiation and ethylene oxide facilities across North America, and is currently expanding its services to include an electron beam processing facility. STERIS intends to utilize the assets of Isomedix in accordance with their use by Isomedix prior to its acquisition by STERIS.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)-(b) Financial statements and pro forma financial information will be filed, pursuant to the provisions of (a)(4) of Item 7, in an amendment to this Current Report on Form 8-K within 60 days after the date of this filing.

(c)      The following are filed as exhibits to this Current Report on Form 8-K:

         The Agreement and Plan of Merger, dated August 12, 1997, by and among Isomedix Inc., STERIS Corporation, and STERIS Acquisition Corporation (filed as Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed by STERIS Corporation and STERIS Acquisition Corporation on August 18, 1997, and incorporated herein by reference).

         The schedules and exhibits attached to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Copies of these schedules and/or exhibits will be provided to the Securities and Exchange Commission upon request.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STERIS Corporation


Date: October 2, 1997                 By:   /s/  MICHAEL A. KERESMAN, III
                                         --------------------------------
                                           Name: Michael A. Keresman, III
                                           Title: Senior Vice President and CFO


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                                  EXHIBIT INDEX


Exhibit
Number         Exhibit Description
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2.1            The Agreement and Plan of Merger, dated August 12, 1997, by and among Isomedix Inc., STERIS Corporation, and STERIS Acquisition
               Corporation (filed as Exhibit (c)(1) to the Tender Offer
               Statement on Schedule 14D-1 filed by STERIS Corporation and
               STERIS Acquisition Corporation on August 18, 1997, and incorporated herein by reference).